[Execution Copy]

                                    GUARANTY





     THIS GUARANTY (this "Guaranty") dated as of June 28, 1996, is made by Hughes Electronics Corporation, a Delaware corporation, (Guarantor"), to Toronto Dominion (Texas), Inc., as Administrative Agent (in such capacity, the "Agent") for the financial institutions ("Lenders") parties to the Revolving Credit Agreement and the Term Loan Agreement (each as defined below), for its own benefit and for the benefit of the Lenders (collectively, the "Guaranteed Parties" and individually, a "Guaranteed Party").

                                R E C I T A L S:

     WHEREAS, Guarantor is, directly or indirectly, a shareholder of American Mobile Satellite Corporation, a Delaware corporation ("AMSC"), the parent corporation of AMSC Subsidiary Corporation, a Delaware corporation (the "Company");

     WHEREAS, the Company proposes to enter into that certain $150,000,000 Credit Agreement (the "Term Loan Agreement") and that certain $75,000,000 Revolving Credit Agreement (the "Revolving Credit Agreement'), each among the Company, the Lenders, Morgan Guaranty Trust Company of New York as Documentation Agent and the Agent (such agreements, together with the related promissory notes, are collectively referred to herein as the "Documents");

     WHEREAS, the Guaranteed Parties are unwilling to extend credit to the Company under the Documents without credit support from shareholders of AMSC;

     WHEREAS, it is in the best interests of Guarantor that Guaranteed Parties extend credit to the Company, and therefore Guarantor has agreed to enter into this Guaranty.

     WHEREAS, concurrently herewith, certain other shareholders of AMSC (each, an "Other Guarantor") are executing and delivering guaranties on substantially the same terms (other than amounts) as this Guaranty (each, an "Other Guaranty");

     WHEREAS, Guarantor, the Other Guarantors, AMSC and the Company have entered into that certain Guaranty Issuance Agreement dated of even date herewith (as amended, waived, supplemented or otherwise modified from time to time, the "Guaranty Issuance Agreement");


                               A G R E E M E N T:

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, receipt of which is hereby acknowledged, Guarantor hereby agrees with Agent for the benefit of each of the Guaranteed Parties, as follows:

     1.       Guaranty.
     (a) Guarantor hereby guarantees to each Guaranteed Party (i) the punctual payment when due of each and every obligation of the Company for the payment of principal, interest or fees owing by the Company to such Guaranteed Party under the Documents and (ii) expenses and fees owing by the Company under Section 10.3(a) of the Term Loan Agreement and Section 10.3(a) of the Revolving Credit Agreement (together with the amounts due under clause (i), the "Guaranteed
Obligations") and (iii) any and all reasonable fees and expenses (including, without limitation, reasonable attorneys' fees) incurred by Agent in successfully enforcing any rights of the Guaranteed Parties under this Guaranty; provided, however, that (x) the liability of Guarantor on any day with respect to outstanding and unpaid principal amounts under the Documents shall not exceed $150,000,000, less seventy-five percent (75%) of the amount of principal repaid to Guaranteed Parties under the Term Loan Agreement and seventy-five percent (75%) of any reduction of the commitments under the Revolving Credit Agreement prior to such day pursuant to Sections 2.7 or 2.9(b) of the Revolving Credit Agreement (provided that such reduction shall not reduce the liability of Guarantor to the extent the principal amount of loans outstanding under the
Revolving  Credit  Agreement  exceeds  the amount of the  commitments  under the
Revolving Credit Agreement as so reduced), and (y) the liability of Guarantor under clauses (i) and (ii) hereof shall not exceed seventy-five percent (75%) of the outstanding principal amount of loans made under the Documents plus interest accrued thereon plus seventy-five percent (75%) of the fees owing under the Documents plus seventy-five percent (75%) of the expenses owing by the Company under Section 10.3(a) of the Term Loan Agreement and Section 10.3(a) of the
Revolving Credit Agreement (the "Maximum Amount"). The Guaranteed Parties may permit the Guaranteed Obligations to exceed the Maximum Amount without impairing the obligations of Guarantor hereunder; provided, however, that if the Guaranteed Parties make loans under the Term Loan Agreement in principal amounts greater than $150,000,000 (whether by waiving a required payment or prepayment or making additional loans) or increase the commitments under the Revolving Credit Agreement (including any waiver of the condition in Section 3.3(c) of the Revolving Credit Agreement), or increase the interest rate or fees payable by the Company under the Documents, such increased amounts shall not be part of the Guaranteed Obligations without the prior written consent of Guarantor, and all payments received by the Guaranteed Parties with respect to the obligations of the Company under the Documents (including any proceeds of insurance) shall be deemed to be first applied to the guaranteed portion of such obligations, thereby reducing Guarantor's liability hereunder (pro rata with the reduction of liability under any Other Guaranty). In the event that any of the foregoing obligations shall not be paid when due or if a "Guarantor Event" (as defined in the Credit Agreements) occurs, Guarantor will pay such obligations within five
(5) Business Days after Guarantor's receipt of demand therefor; provided that demand for payment of any Guaranteed Obligations shall constitute demand for payment of all interest under the Documents accrued and unpaid from the date of such demand through the date of payment by Guarantor, and provided further that Guarantor may cause such obligation or liability to be paid on its behalf by any corporation affiliated with it. The payments made by Guarantor of any Guaranteed Obligations, whether on behalf of the Company prior to a default or after demand on Guarantor, shall be deemed to cure any related payment default under the Documents and any such payments of principal of the Guaranteed Obligations shall reduce Guarantor's liability under this Section 1(a) with respect to principal.

     (b) This Guaranty is a guaranty of payment and not of performance or collection and is in no way conditioned or contingent upon any attempt to collect from the Company.

     (c) Guarantor shall be subrogated to all rights of the applicable Guaranteed Party against the Company, and any collateral security or guarantees therefor, in respect of any amounts paid by Guarantor pursuant to the provisions of this Guaranty; provided that Guarantor shall not exercise any rights of subrogation, reimbursement or contribution from or against the Company with respect to payments made under this Guaranty until Guarantor has satisfied its obligations under this Guaranty or all of the Guaranteed Obligations have been paid in full.

     (d) The liability of Guarantor and the liability of any Other Guarantor under any Other Guaranty shall be independent and several obligations, and Guarantor shall have no liability whatsoever with respect to the obligations under any Other Guaranty. Any payments with respect to the principal portion of the Guaranteed Obligations by the Company (whether paid by the Company or from insurance proceeds) shall be applied ratably to reduce the liabilities of Guarantor and any Other Guarantor under any Other Guaranty with respect to such principal portion.

     (e) Guarantor may, at its option, satisfy its obligations hereunder with respect to principal, interest and fees by purchasing notes issued to the Lenders under the Documents in amounts up to the limits of Guarantor's liability under Section 1(a) above with respect to the principal portion of the Maximum Amount. Upon payment of such principal portion as provided under either of the preceding sentences, together with accrued and unpaid interest thereon, each Lender shall assign to Guarantor the notes so purchased, and shall execute and deliver to Guarantor (at Guarantor's expense) such other documents as Guarantor may reasonably request to assign the purchased notes, together with all collateral security therefor and any guaranties, and for Guarantor to assume the rights and obligations of Lenders under the Documents to the extent of the notes so purchased.

     2. Guaranty Absolute. Except as otherwise provided in this Guaranty, the liability of Guarantor under this Guaranty with respect to each and all of the Guaranteed Obligations shall be irrevocable and shall be absolute and unconditional irrespective of, and shall not be released, discharged or in any way affected by:

     (a) any waiver, extension, renewal or modification of, or any consent to departure from, any Document, including, without limitation, any waiver or consent involving a change in the time, manner or place of payment of all or any of the Guaranteed Obligations contained in any Document, but subject to the provisions of Section 1 above;

     (b) any extension of the time for payment by the Company or any other Person of any Guaranteed Obligation under any Document;

     (c) any failure, omission or delay by any Guaranteed Party to enforce, assert or exercise any right, power or remedy conferred on or available to it including, without limitation, to enforce any guaranty by AMSC of the Company's obligations;

     (d) the voluntary or involuntary liquidation, dissolution, sale of assets, marshalling of assets and liabilities, receivership, conservatorship, custodianship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of or similar proceeding affecting the Company, Guarantor, any Guaranteed Party or any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

     (e) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Company, any Guaranteed Party or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim or right by separate suit or counterclaim;

     (f) any invalidity or unenforceability relating to or against the Company for any reason of any Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of any Guaranteed Obligation; or

     (g) any other act or omission to act or delay of any kind by the Company, any Guaranteed Party or any other person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the Guarantor's obligations hereunder.

     Notwithstanding the foregoing, the Guaranteed Parties shall not (i) release the Company or any Other Guarantor from liability for the Guaranteed Obligations, or (ii) release or otherwise impair any collateral security at any time held for the Guaranteed Obligations, or (iii) waive any rights to receive proceeds of any insurance, or (iv) extend the maturity date under the Documents to a date later than June 30, 2001, or (v) amend or in any way extend the Release Date (as defined in each of the Term Loan Agreement and Revolving Credit Agreement as of the date hereof), except in each case as consented to by Guarantor and if any Guaranteed Party does so release the Company, any Other Guarantor or any collateral security, or waive any rights to proceeds of insurance, or extend the maturity date or amend or extend the Release Date, Guarantor shall be released and discharged from any liability under this Guaranty.

This Guaranty shall continue to be effective or be reinstated, as the case may be, with respect to any Guaranteed Party if at any time any payment of any of the Guaranteed Obligations owed such Guaranteed Party is rescinded or must otherwise be returned by such Guaranteed Party, as the case may be, upon the insolvency, bankruptcy or reorganization of the Company, Guarantor (or any corporation affiliated with Guarantor that makes a payment on Guarantor's behalf pursuant to Section 1(a) hereof) or otherwise, all as though such payment had not been made. If the payment of, or the acceleration of the time for payment of, any sum required to be made by the Company under any Document shall at any time be prevented by reason of a case or proceeding under bankruptcy, insolvency or other similar law, Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, such sum shall be deemed to be payable in accordance with the terms of such Document, and, subject to the limitations in Section 1 above, Guarantor shall pay such sum and any other amounts guaranteed hereunder within five (5) Business Days after Guarantor's receipt of demand therefor.

     3. Waiver. Except as otherwise provided in this Guaranty, Guarantor hereby unconditionally waives, as to any Guaranteed Party, to the greatest extent permitted by applicable law, (a) any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Guaranteed Party upon this Guaranty, or acceptance of this Guaranty, and the Guaranteed Obligations, (b) any requirement that any Guaranteed Party exhaust any right or take any action against the Company, any other guarantor or any other person or any collateral, (c) all notices which may be required by statute, rule of law or otherwise to preserve any rights against Guarantor hereunder, including, without limitation, any demand, presentment, protest, proof or notice of nonpayment of any amounts payable under or in respect of the Documents, and notice of any failure on the part of the Company to perform and comply with any term or condition of any Document, (d) any rights to the enforcement, assertion or exercise by any Guaranteed Party of any right, remedy, power or privilege under or in respect of any of the Documents, (e) any requirement of diligence and (f) notice of acceptance of this Guaranty. Any Guaranteed Party that is entitled to receive payments required to be made by Guarantor hereunder in respect of any Guaranteed Obligation shall have the right to enforce this Guaranty (by bringing suit or otherwise) directly against Guarantor with respect to such Guaranteed Obligations without bringing suit against the Company or any other person, as the case may be.

     4. Amendments, Etc. No amendment or waiver of any provision of this Guaranty shall in any event be effective unless the same shall be in writing and
(a) with respect to its enforcement against any Guaranteed Party, signed by Agent, or (b) with respect to its enforcement against Guarantor, signed by Guarantor.

     5. No Waiver; Remedies. No failure on the part of any Guaranteed Party to exercise, and no delay in any Guaranteed Party's exercise of, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder by any Guaranteed Party preclude any other or further exercise thereof or the exercise of any other right by such Guaranteed Party. Agent (on behalf of Guaranteed Parties) may specifically waive any breach of this Guaranty by Guarantor; provided that no such waiver shall be effective or binding unless in writing, and that no such waiver shall constitute a continuing waiver of similar or other breaches.

     6. Duration of Guaranty. (a) This Guaranty shall remain in full force and effect in accordance with the terms hereof until the earliest of (i) payment in full of all of the Guaranteed Obligations and termination of the commitments of the lenders to extend financing under the Term Loan Agreement and the Revolving Credit Agreement, (ii) the date on which Guarantor has satisfied all of its obligations under this Guaranty, and (iii) the Release Date (as defined in the Documents). The termination of this Guaranty on the Release Date or otherwise shall not require any action on the part of Agent or any Guaranteed Party, but at the request of Guarantor, Agent will execute and deliver to Guarantor such documents as Guarantor may reasonably request confirming the termination of this Guaranty. The obligation of Guarantor under Section 1(a)(iii) to pay any fees and expenses owing in connection with the enforcement of this Guaranty shall survive such termination.

     (b) This Guaranty shall be binding upon Guarantor and its successors, and inure to the benefit of and be enforceable by the successors, transferees and assigns of each Guaranteed Party permitted under the Documents. Guarantor agrees that in the discharge of its obligations hereunder no judgment, order, or exhaustion need be obtained, and no action, suit or proceeding need be brought, and no other remedies need be exhausted against the Company or any other person for performance by Guarantor of its obligations hereunder.

     7. Notices, Etc. All notices, demands, requests, consents, approvals and other instruments hereunder shall be in writing and shall be deemed to have been properly given if given as provided for in the Documents, and if to Guarantor, sent to it at its address or fax number shown on the signature pages of this Guaranty.

     8. Separability of This Guaranty. In case any term or provision of this Guaranty or any application thereof to any circumstance shall, in any circumstances  or  jurisdiction  and to  any  extent,  be  invalid,  illegal  or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof or the application of such term or provision to circumstances or jurisdictions other than those as to which it is held invalid, illegal or unenforceable.

     9. Further Assurances. Guarantor hereby agrees to execute and deliver all such instruments and take all such action as any Guaranteed Party may from time to time reasonably request in order to fully effectuate the purposes of this Guaranty.


     10. Headings. The headings contained in this Guaranty are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

     11.  GOVERNING LAW AND DAMAGE  LIMITATION.  THIS GUARANTY SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. THE PARTIES HEREBY IRREVOCABLY WAIVE ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE PARTIES AGREE THAT GUARANTOR SHALL NOT BE LIABLE HEREUNDER FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS OR BUSINESS.


     12. Representations and Warranties of Guarantor. Guarantor represents and warrants to each Guaranteed Party that:

     (a) It is duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its organization, and has all requisite corporate or partnership power and authority to enter into and perform its obligations under this Guaranty.

     (b) This Guaranty has been duly authorized by all necessary corporate or partnership action on the part of, and has been duly executed and delivered by, Guarantor, and none of the execution and delivery hereof, the consummation of the transactions contemplated hereby or compliance by Guarantor with any of the terms and provisions hereof (i) requires any approval of stockholders or partners or approval or consent of any trustee or holders of any indebtedness or obligations of Guarantor other than such approvals or consents as have been obtained, (ii) contravenes any law, judgment, governmental rule or regulation or order applicable to or binding on Guarantor or any of its properties, the contravention of which would have a material adverse effect on the financial condition of Guarantor and its subsidiaries taken as a whole or on the ability of Guarantor to perform any of its obligations under this Guaranty, (iii) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement for borrowed money, contract or other agreement or instrument to which Guarantor is a party or by which it or any of its properties may be bound, the contravention, breach or default of which would have a material adverse effect on the financial condition of Guarantor and its subsidiaries taken as a whole or on the ability of Guarantor to perform any of its obligations under this Guaranty, or (iv) contravenes its corporate charter or by- laws or other organizational documents.

     (c) Neither the execution, delivery and performance by Guarantor of this Guaranty nor the consummation of any of the transactions contemplated hereby requires the consent, approval or authorization of, the giving of prior notice to, or the prior registration, recording or filing of any document with, or the taking of any other action in respect of, any governmental agency or authority.

     (d) This Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity.

     (e) Guarantor has delivered copies of the consolidated balance sheet of Guarantor and its consolidated subsidiaries as of the end of its most recent fiscal year for which its financial statements are available, and related statements of consolidated income and cash flow and stockholder's equity for the fiscal year then ended, accompanied by the report of its independent accountants. Such statements fairly present, in accordance with generally accepted accounting principles, the financial position of Guarantor and its consolidated subsidiaries as of such date and the results of their operations and cash flows for such fiscal year.

     13. Taxes.
     (a) For the purposes of this Section 13, the following terms have the following meanings:

     "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment to a Guaranteed Party by Guarantor pursuant to this Guaranty, and all liabilities with respect thereto, excluding (i) taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Guaranteed Party is organized or in which its principal executive office is located and
(ii) any United States withholding tax imposed on such payments but only to the extent that such Guaranteed Party is subject to United States withholding tax at the time such Guaranteed Party first becomes a party to the Documents.

     "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made to a Guaranteed Party pursuant to this Guaranty or from the execution or delivery of, or otherwise with respect to, this Guaranty.

     (b) Any and all payments by the Guarantor to or for the account of any Guaranteed Party hereunder shall be made without deduction for any Taxes or Other Taxes; provided that, if Guarantor shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Guaranteed Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) Guarantor shall make such deductions, (iii) Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) Guarantor shall furnish to the Guaranteed Party the original or a certified copy of a receipt evidencing payment thereof.

     (c) Guarantor agrees to indemnify each Guaranteed Party for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Guaranteed Party and any liability (including penalties, interest and expenses, other than those resulting from any act or failure to act by such Guaranteed Party) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Guaranteed Party (as the case may be) makes demand therefor.

     (d) For any period with respect to which a Guaranteed Party has failed to provide Guarantor with the appropriate form evidencing its complete exemption from United States withholding taxes (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Guaranteed Party shall not be entitled to indemnification under Section 13(b) or (c) with respect to Taxes imposed by the United States; provided that if a Guaranteed Party which is otherwise exempt from or subject to a reduced rate of withholding tax becomes subject to Taxes because of its failure to deliver a form required hereunder, Guarantor shall take such steps as such Guaranteed Party shall reasonably request to assist such Guaranteed Party to recover such Taxes.







                            [signature page follows]

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed by its duly authorized officer.

                                              HUGHES ELECTRONICS CORPORATION



                                              By:
                                              Name:
                                              Title:


                              Address for notices:

                               7200 Hughes Terrace
                                              M/S CI/A 700
                                              Los Angeles, California 90045-0066
                              Attention: Treasurer
                                      Fax:
                                                  --------------------


ACCEPTED AND AGREED on behalf of Guaranteed Parties:

TORONTO DOMINION (TEXAS), INC.,
as Agent


By:
Name:
Title: